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                                                                  EXECUTION COPY

                                    AMENDMENT NO. 2 dated as of September 30,
                           1998 (this "Amendment"), to the Series 1997-A Supplement to the Pooling Agreement dated as of October 29, 1997 (the "Supplement"), among AAM Receivables Corp., a Delaware corporation (the "Company"), American Axle & Manufacturing, Inc., a Delaware corporation (the "Servicer"), The Chase Manhattan Bank, a New York banking corporation ("Chase") not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") and Chase as the initial purchaser (the "Initial Purchaser") and as agent (the "Agent") for the institutions from time to time parties thereto as purchasers.

                                   RECITALS

                  A. The Company, the Servicer and the Trustee are parties to a pooling agreement dated as of October 29, 1997 (the "Pooling Agreement"). The Pooling Agreement is supplemented by the Supplement.

                  B. The Company has requested that the Supplement be amended as set forth herein.

                  C. The Initial Purchaser is willing to amend the Supplement pursuant to the terms and subject to the conditions set forth herein.

                  D. The Company, the Servicer, the Trustee and the Initial Purchaser are amending the Supplement pursuant to Section 11.07(b) of the Supplement.

                  E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Pooling Agreement and the Supplement.

                                  AGREEMENTS

                  In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Servicer, the Trustee and the Initial Purchaser agree as follows:

                  SECTION 1. Amendments. (a) The definition of "Applicable Margin" as presented in Article I of the Supplement is amended and restated in its entirety to read as follows:

                  "Applicable Margin" shall, at any date of determination until the Margin Increase Date, for each Eurodollar Tranche, 1.00% per annum and, for the Floating Tranche, 0.0% per annum, provided that from and after the Margin Increase Date until the Second Margin Increase Date, the Applicable Margin at any time shall be for each Eurodollar Tranche, 1.25% per annum and, for the Floating Tranche 0.25% per annum and provided further that from and after the Second Margin Increase Date, the Applicable Margin at any time shall be for each Eurodollar Tranche, 2.25% per annum and, for the Floating Tranche, 1.25% per annum.

                  (b) The definition of the term "Margin Increase Date" as presented in Article I of the Supplement is amended and restated in its entirety to read as follows:


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                  "Margin Increase Date" shall mean November 1, 1998.

                  (c) Article I of the Supplement is amended to include the following definition of "Second Margin Increase Date" which shall read as follows:

                  "Second Margin Increase Date" shall mean January 31, 1999.

                  (d) Section 2.08(b) of the Supplement are amended and restated to read as follows:

                  "(b) The Trustee (acting at and in accordance with the written direction of the Servicer upon which the Trustee may conclusively rely) shall pay to the Agent from amounts deposited by the Servicer into the Collection Account, for the pro rata account of the Purchasers in accordance with their Commitment Percentages, on each Distribution Date, a commitment fee (which the Servicer shall specify in such written direction) with respect to each Accrual Period or portion thereof ending on such date (the "Commitment Fee") during the Series 1997-A Revolving Period at a rate equal to (i) at any time prior to the Second Margin Increase Date, 0.375% per annum and (ii) from and after the Second Margin Increase Date, 0.50% per annum, in each case of the average daily excess of the Aggregate Commitment Amount over the average Series 1997-A Invested Amount (based on the Series 1997-A Purchaser Invested Amounts calculated without regard to clauses (d) and (e) of the definition thereof) during such Accrual Period; provided that, for purposes of calculating clause (b) of the Accrued Expense Amount on any date of determination and clause (a)(i) of the Accrued Expense Adjustment for purposes of clause (A) of the proviso to subsection 3A.03(a)(i) of this Supplement, as they relate to the Commitment Fee, it will be assumed that the average Series 1997-A Invested Amount during the relevant Accrual Period is equal to zero. The Commitment Fee shall be payable (a) monthly in arrears on each Distribution Date, (b) on the Commitment Termination Date and
(c) on the Optional Termination Date. To the extent that funds on deposit in the Series 1997-A Accrued Interest Sub-subaccount and the Series 1997-A Non-Principal Collection Sub-subaccount at any such date are insufficient to pay the Commitment Fee due on such date, the Trustee shall so notify the Company and the Company shall immediately pay the Agent the amount of any such deficiency. The Trustee shall not be liable for the payment of the Commitment Fee from its own funds."

                  SECTION 2. Representations and Warranties. The Company represents and warrants to the Agent and the Initial Purchaser that:

                  (a) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 2.03 of the Pooling Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) After giving effect to this Amendment, no Early Amortization Event shall have occurred and be continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Servicer, the Initial Purchaser and the Trustee.


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                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Trustee, the Agent or the Initial Purchaser under the Pooling Agreement and the Supplement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Pooling Agreement and the Supplement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Pooling Agreement or the Supplement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Pooling Agreement and the Supplement specifically referred to herein. Any default under this Amendment shall constitute an Early Amortization Event under the Pooling Agreement.

                  SECTION 5. Pooling Agreement and Supplement. Except as specifically amended hereby, the Pooling Agreement and Supplement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Pooling Agreement or the Supplement shall mean the Pooling Agreement or the Supplement as amended hereby. This Amendment shall constitute a Transaction Document for all purposes under the Pooling Agreement.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                       AAM RECEIVABLES CORP.,

                                       by
                                          /s/ Gary J. Witosky
                                          -------------------------------------
                                          Name:    Gary J. Witosky
                                          Title:   Vice President-Finance and
                                                   Chief Financial Officer


                                       THE CHASE MANHATTAN BANK, as
                                       Agent

                                       by
                                          /s/ Rosemary Bradley
                                          -------------------------------------
                                          Name:    Rosemary Bradley
                                          Title:   Vice President


                                       THE CHASE MANHATTAN BANK, as
                                       Initial Purchaser

                                       by
                                          /s/ Rosemary Bradley
                                          -------------------------------------
                                          Name:    Rosemary Bradley
                                          Title:   Vice President


                                       THE CHASE MANHATTAN BANK, as
                                       Trustee

                                       by
                                          /s/ Tara Sweeney
                                          -------------------------------------
                                          Name:    Tara Sweeney
                                          Title:   Trust Officer


                                       AMERICAN AXLE &
                                       MANUFACTURING, INC., as Servicer

                                       by
                                          /s/ Robert A. Krause
                                          -------------------------------------
                                          Name:    Robert A. Krause
                                          Title:   Treasurer